UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

NRG Yield, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 5, 2015, in Philadelphia, Pennsylvania.  Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

(a) Proposal 1 — Election of seven directors

Name	Votes For	Withheld	Broker Non-Votes
David Crane	62,097,036	9,358,063	4,543,692
John F. Chlebowski	71,217,008	238,091	4,543,692
Kirkland B. Andrews	58,286,241	13,168,858	4,543,692
Brian R. Ford	71,225,291	229,808	4,543,692
Mauricio Gutierrez	61,428,827	10,026,272	4,543,692
Ferrell P. McClean	71,224,453	230,646	4,543,692
Christopher S. Sotos	61,611,803	9,843,296	4,543,692

With respect to the foregoing Proposal 1, all seven directors were elected and each received a plurality of the votes cast at the Annual Meeting.

(b) Proposal 2 — Approval of the Second Amended and Restated Certificate of Incorporation

Proposal 2(a) — Approval of the Adoption of Amendments to the Existing Charter to Establish Class C Common Stock and Class D Common Stock

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,432,558	9,156,004	34,645	4,375,584

The foregoing Proposal 2(a) was approved.

Proposal 2(b) — Approval of the Adoption of Amendments to the Existing Charter to Effectuate the Stock Split

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,684,830	8,875,539	62,838	4,375,584

The foregoing Proposal 2(b) was approved.

The approval of Proposal 2 had been cross-conditioned upon the approval of all of the proposals comprising Proposal 2. The approval of Proposal 2(a) and Proposal 2(b) constituted the requisite approval for Proposal 2. Accordingly, Proposal 2 was approved. Additionally, Proposal 2(a) and Proposal 2(b) were approved by a majority in voting power of shares of the Company’s Class A common stock outstanding as of the record date (other than shares of the Class A common stock owned by affiliates of NRG Energy, Inc.), voting together as a separate class.

(c) Proposal 3 — Adoption of the Amended and Restated 2013 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
71,222,759	178,120	54,220	4,543,692

The foregoing Proposal 3 was approved.

(d) Proposal 4 — Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2015 fiscal year

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,851,580	10,106	34,246	102,859

The foregoing Proposal 4 was approved.

Item 7.01 Regulation FD Disclosure

On May 5, 2015, the Company issued a press release announcing stockholder approval of its previously announced recapitalization. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated May 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.
(Registrant)

	By:	/s/ Brian E. Curci
Brian E. Curci
Corporate Secretary

Dated: May 5, 2015